HERE CONFIDENTIAL
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

THIRD AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Third Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of November 1, 2018 (“Amendment Effective Date”) . The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	TL Term. The term of the TL 10 is hereby extended to June 30, 2021 (“Expiration Date”).

2.	In Section I of TL 10, the definition of “North America Territory” shall be amended by adding “Guam” to the United States.

3.
In Section I of TL 10, “Egypt” shall be included in both “Africa Territory” and “Middle East Territory”, provided that vehicles in such countries are [*****] to have [*****] for both Africa Territory and Middle East Territory [*****].

4.	At the end of Section I of TL 10, add the following new language:

“During the TL Term, if HERE releases a HERE Map for commercial use for one or more additional countries in any territories covered by TL 10 (i.e., countries that are not identified above), HERE shall notify Client of such additional country(ies). Upon the commercial release of Data for any such additional country, HERE shall notify Client about whether the Data for such country is included in the scope of this TL 10 in accordance with the foregoing and, if so, i) whether there are any supplier requirements associated with such Data (e.g., supplier copyright notices), and ii) whether there are any additional fees for use of Data in such additional country(ies). HERE and Client may enter into a new amendment to add such additional country(ies) to TL 10. For purposes of the foregoing, “HERE Map” means the non-navigable or navigable geographic map data released by HERE for all or any portion of a country for which HERE has completed its specification and verification procedures.”

5.
In Section VII of TL 10, after subsection G, add the following new section:
“H. With respect to this Amendment, the parties acknowledge the Additional requirements listed in the [*****] letter agreement between HERE and [*****] and [*****] (“[*****]”) dated [*****], and that [*****] is a [*****] to this Amendment.”

6.
Commencing on the Amendment Effective Date, the following fees are hereby added to Section 1 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with Route Guidance Applications, including (i) the Initial Copy; (ii) a [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services (i.e. [*****]) during the Subscription period.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 3 to TL 10 [Telenav, Inc.][PR-021165][1-22-18 jw]    Page 1 of 4

HERE CONFIDENTIAL

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

7.
Commencing on the Amendment Effective Date, the following fees are hereby added to Section 2 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] Route Guidance Applications, including (i) the Initial Copy; (ii) a [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services (i.e. [*****]) during the Subscription period.

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]

8.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with Route Guidance Applications, including (i) the Initial Copy; (ii) a [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services (i.e. [*****]) during the Subscription period.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 3 to TL 10 [Telenav, Inc.][PR-021165]    Page 2 of 4

HERE CONFIDENTIAL

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

9.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] Route Guidance Applications, including (i) the Initial Copy; (ii) a [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services (i.e. [*****]) during the Subscription period.

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
South Korea*	$[*****]	$[*****]
Europe	$[*****]	$[*****]
* The additional fees for the [*****] shall be [*****] for the [*****] in South Korea per [*****], the Per Copy License Fees for [*****] shall be $[*****] for [*****] and $[*****] for [*****] for the [*****] with [*****] (the “[*****]”). Such [*****] is applicable solely to [*****] and [*****].

10.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with Route Guidance Applications, including (i) the Initial Copy only.

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]

11.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] Route Guidance Applications, including (i) the Initial Copy only.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 3 to TL 10 [Telenav, Inc.][PR-021165]    Page 3 of 4

HERE CONFIDENTIAL

PER COPY LICENSE FEES
[*****]
Territory	[*****]	[*****]
	[*****] - [*****]	[*****] - [*****]
North America Territory	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]

12.
Subject to Client’s compliance with the terms and conditions of the Agreement, HERE shall make available to Client all Additional Content specified in Section 4 (Data) of Exhibit D for each Territory that has been generally released by HERE, at no additional cost to Client.

13.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Fuad Ahmad
Name:    Greg Drescher        Name:    Fuad Ahmad
Title:    Senior Legal Counsel        Title:    CFO
Date:    6/7/2019        Date:    6/5/2019

HERE NORTH AMERICA, LLC
By:    /s/ Simon B. Anolick
Name:    Simon B. Anolick
Title:    Director Legal Counsel
Date:     6/7/2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 3 to TL 10 [Telenav, Inc.][PR-021165]    Page 4 of 4